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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Retirement Corporation (the "Company") on Form 10-Q for the three months ending March 31, 2003 as filed with the Securities and Exchange Commission on May 9, 2003 (the "Report"), I,
George T. Hicks, Executive Vice President - Finance, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ George T. Hicks
-----------------------------------------------
George T. Hicks
Executive Vice President - Finance,
Chief Financial Officer, Secretary and Treasurer
May 9, 2003



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO AMERICAN RETIREMENT CORPORATION AND WILL BE RETAINED BY AMERICAN RETIREMENT CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.




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